EXHIBIT 32.1



    Certification of Chief Executive Officer and and Chief Financial Officer
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
               on Form 10-QSB for the quarter ended September 30, 2007

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a British Columbia corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended September 30, 2007, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    November 21, 2007            By: /s/ Harmon S. Hardy
         -----------------               --------------------------------------
                                         Harmon S. Hardy
                                         President and Principal Officer